TERM LOAN AGREEMENT



                           Dated as of March 21, 2000


                                     Between

                               MARINER ENERGY LLC
                                   as Borrower

                                       and

                           ENRON NORTH AMERICA CORP.,
                                    as Lender















                                TABLE OF CONTENTS

                                                                            Page


                                    ARTICLE I

                       Definitions and Accounting Matters

Section 1.01     Terms Defined Above..........................................1
Section 1.02     Certain Defined Terms........................................1
Section 1.03     Accounting Terms and Determinations..........................6


                                   ARTICLE II

                              Loan and Commitments

Section 2.01     Loan.........................................................6
Section 2.02     Warrants.....................................................7
Section 2.03     Note.........................................................7
Section 2.04     Prepayments..................................................7


                                   ARTICLE III

                       Payments of Principal and Interest

Section 3.01     Repayment of Loan............................................8
Section 3.02     Interest.....................................................8


                                   ARTICLE IV

                          Payments; Computations; Etc.

Section 4.01     Payments.....................................................8
Section 4.02     Computations.................................................9
Section 4.03     Taxes........................................................9


                                    ARTICLE V

                                Capital Adequacy

Section 5.01     Capital Adequacy; Additional Costs..........................10


                                   ARTICLE VI

                                    Covenants

Section 6.01     Financial Covenants.........................................11
Section 6.02     Limitation on Indebtedness..................................11


                                   ARTICLE VII

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

Section 7.01     Organization, Standing and Power............................11
Section 7.02     Capital Structure...........................................11
Section 7.03     Authority; No Violations; Approvals.........................12


                                  ARTICLE VIII

                           Events of Default; Remedies

Section 8.01     Events of Default...........................................13
Section 8.02     Remedies....................................................15


                                   ARTICLE IX

                                  Miscellaneous

Section 9.01     Waiver......................................................15
Section 9.02     Notices.....................................................15
Section 9.03     Payment of Expenses, Indemnities, etc.......................16
Section 9.04     Amendments, Etc.............................................18
Section 9.05     Successors and Assigns......................................18
Section 9.06     Assignments and Participations..............................18
Section 9.07     Invalidity..................................................19
Section 9.08     Counterparts................................................19
Section 9.09     References..................................................19
Section 9.10     Survival....................................................19
Section 9.11     Captions....................................................19
Section 9.12     NO ORAL AGREEMENTS..........................................19
Section 9.13     GOVERNING LAW; WAIVERS; ARBITRATION.........................20
Section 9.14     Interest....................................................21
Section 9.15     EXCULPATION PROVISIONS......................................21




Exhibit A        Form of Note
Exhibit B        Forms of Warrants
Exhibit C        Form of Waiver and Consent










     THIS TERM LOAN AGREEMENT (this "Agreement") dated as of March 21, 2000 is between: MARINER ENERGY LLC, a Delaware limited liability company (together with its permitted successors and assigns hereunder, the "Borrower") and ENRON NORTH AMERICA CORP., a Delaware corporation (together with its permitted successors and assigns hereunder, the "Lender").

                                 R E C I T A L S

     A. The Lender and Mariner Energy, Inc., a Delaware corporation and a wholly owned indirect subsidiary of the Borrower ("Mariner Energy, Inc."), previously entered into the Revolving Credit Agreement dated as of April 15, 1999 pursuant to which, and upon the terms and conditions stated therein, the Lender made loans to Mariner Energy, Inc. in the current outstanding aggregate principal amount of $25,000,000 (the "Revolving Loan").

     B. The Lender and the Borrower previously entered into the Second Amended and Restated Credit Agreement dated as of April 15, 1999 under which a loan (the "Existing Term Loan") in the aggregate principal amount $50,000,000 is currently outstanding upon the terms and conditions stated therein.

     C. The Borrower has requested that the Lender provide a term loan in the amount of $112,000,000 for the purposes of repaying the Existing Term Loan and the Revolving Loan, paying fees associated with the loan and making contributions to Mariner Energy, Inc. for its general corporate purposes and to make Interest Payment Advances (as defined herein) from time to time.

     In consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                       Definitions and Accounting Matters

     Section 1.01 Terms Defined Above. As used herein, the terms ----------------------- "Borrower" "Existing Term Loan," "Lender," "Mariner Energy, Inc." and "Revolving --------- ------------------- -------
---------------------  ---------- Loan" shall have the meanings indicated above.
-----

     Section 1.02 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa).

     "Additional Costs" shall have the meaning assigned such term in Section 5.01(a).

     "Advance" shall mean an advance made pursuant to Section 2.01.

     "Affiliate" of any Person shall mean (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

     "Agreement" shall mean this Agreement, as the same may from time to time be amended or supplemented.

     "Business Day" shall mean any day other than a day on which commercial banks are authorized or required to close in New York, New York.

     "Closing Date" shall mean March 21, 2000.

     "Commitment" shall mean an initial amount equal to $112,000,000 (the "Original Commitment") plus, the amount of Interest Payment Advances made from time to time to pay interest on the Loan in accordance with Section 2.01(b).

     "Dollars" and "$" shall mean lawful money of the United States of America.

     "EBITDA" shall mean, as to the Borrower and its Subsidiaries on a consolidated basis, and for any twelve month period, the amount equal to net income of the Borrower and its Subsidiaries, plus, to the extent deducted from net income, interest expense, depreciation, depletion and impairment, amortization of leasehold and intangibles, other non-cash expenses (including deferred taxes), and cash taxes; provided, that, gains or losses on the disposition of assets shall not be included in EBITDA.

     "Environmental Laws" shall mean any and all Governmental Requirements pertaining to health or the environment in effect in any and all jurisdictions in which the Borrower or any of its Subsidiaries is conducting or at any time has conducted business, or where any Property of the Borrower or any of its Subsidiaries is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (i) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (ii) to the extent the laws of the state in which any Property of the Borrower or any of its Subsidiaries is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

     "Event of Default" shall have the meaning set forth in Section 8.01.

     "Fee Letter" shall mean that certain letter agreement dated the date hereof between the Borrower and ECT Securities Limited Partnership.

     "Final Maturity Date" shall mean the earlier of (i) the date the Note is prepaid pursuant to Section 2.04 hereof, (ii) the date the Note becomes due and payable pursuant to the provisions of Section 8.02, (iii) the date that is one Business Day following the IPO Date, and (iv) March 20, 2003.

     "GAAP" shall mean United States generally accepted accounting principles as applied in accordance with Section 1.03.

     "Governmental Authority" shall include the country, the state, county, city and political subdivisions in which any Person or such Person's Property is located or which exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them including monetary authorities which exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, the Borrower or any of its Subsidiaries or any of their respective Property or the Lender.

     "Governmental Requirement" shall mean any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, environmental laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

     "Highest Lawful Rate" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Note under laws applicable to the Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

     "Indebtedness" shall mean for any Person, without duplication, (i) all indebtedness or other obligations of such Person for borrowed money and all indebtedness of such Person with respect to any other items (other than accounts payable, income taxes payable, deferred taxes and deferred credits) which would, in accordance with GAAP, be classified as a liability on the balance sheet of such Person, (ii) obligations of such Person to pay the deferred purchase price of property or services (other than accounts payable in the ordinary course of business), (iii) obligations of such Person (contingent or otherwise) under reimbursement or similar agreements with respect to the issuance of letters of credit, (iv) the aggregate of the present values (discounted in accordance with sound financial practice at a rate of 10.00% per annum) of the net amount of all rental and other minimum lease payments that such Person is obligated to pay, or has guaranteed, during the remaining term of all Principal Operating Leases (and, in the case of guarantees by such Person, all leases which would be Principal Operating Leases if such Person were the lessee thereunder) (including any period for which any such lease has been extended or may, at the option of the lessor, be extended) (the net amount of rental and other minimum lease payments required to be paid under any such lease for any such term shall be the amount of the rent payable by the lessee with respect to such period, after excluding amounts required to be paid on account of maintenance and repairs, insurance, Taxes, assessments, water rates and similar charges and contingent rents such as those based on sales), (v) all indebtedness or other obligations of any other Person of the type specified in clause (i), (ii), (iii), or (iv) above, the payment or collection of which such Person has guaranteed (except by reason of endorsement for collection in the ordinary course of business) or in respect of which such Person is liable, contingently or otherwise, including, without limitation, liable by way of agreement to purchase products or securities, to provide funds for payment, to maintain working capital or other balance sheet conditions or otherwise to assure a creditor against loss, and
(vi) all indebtedness or other obligations of any other Person of the type specified in clause (i), (ii), (iii), (iv), or (v) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any lien, upon or in property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or becomes liable for the payment of such indebtedness or obligations.

     "Indemnity Matters" shall mean any and all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, demands and causes of action made or threatened against a Person and, in connection therewith, all losses, liabilities, damages (including, without limitation, consequential damages) or reasonable costs and expenses of any kind or nature whatsoever incurred by such Person whether caused by the sole or concurrent negligence of such Person seeking indemnification.

     "Interest Payment Advance" shall mean an advance made pursuant to Section 2.01(b) of this Agreement.

     "IPO Date" shall mean the closing date of the initial public offering of equity securities of the Borrower in a firm commitment underwriting registered under the Securities Act of 1933, as amended.

     "Loan" shall mean the Loan extended hereunder and all indebtedness, liabilities and obligations of the Borrower evidenced by this Agreement, as this Agreement may be amended, renewed, extended, supplemented, restated, refinanced, increased, or otherwise modified from time to time, including, without limitation, as this Agreement may be refinanced with and increased by different lenders under a different agreement.

     "Note" shall mean the note evidencing the Loan, substantially in the form of Exhibit A hereto, together with any and all renewals, extensions for any period, increases, rearrangements, substitutions or modifications thereof.

     "Other Taxes" shall have the meaning assigned such term in Section 4.03(b).

     "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

     "Post-Default Rate" shall mean, in respect of any principal or any other amount payable by the Borrower under this Agreement or the Note which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full or the default is cured or waived equal to 17% per annum, but in no event to exceed the Highest Lawful Rate.

     "Principal Office" shall mean the principal office of the Lender, presently located at 1400 Smith Street, Houston, Texas 77002.

     "Principal Operating Lease" shall mean a lease (other than a capital lease) of the Borrower or any of its Subsidiaries in respect of which lease the aggregate of the present values (discounted in accordance with sound financial practice at a rate of 10% per annum) of the net amount of all rental and other minimum lease payments that the Borrower or any of its Subsidiaries is obligated to pay during the remaining term of such lease (including any period for which any such lease has been extended or may, at the option of the lessor, be extended) is equal to or greater than five percent of the net worth of the Borrower and its Subsidiaries on a consolidated basis at the time such determination is made. The net amount of rental and other minimum lease payments required to be paid under any Principal Operating Lease for any such term shall be the amount of rent payable by the lessee with respect to such period, after excluding amounts required to be paid on account of maintenance and repairs, insurance, Taxes, assessments, water rates and similar charges and contingent rents such as those based on sales; provided, that, in no event shall the Borrower's lease of office space for its principal place of business be considered a Principal Operating Lease.

     "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "Refunding Debt" means Indebtedness for borrowed money incurred by the Borrower or any of its Subsidiaries after the date hereof; provided, however, the Loan and any Senior Indebtedness are not Refunding Debt.

     "Regulatory Change" shall mean any change after the Closing Date in any Governmental Requirement or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders (including the Lender) of or under any Governmental Requirement (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

     "Senior Indebtedness" shall mean obligations in respect of any and all of the loans to Mariner Energy, Inc. pursuant to that certain Amended and Restated Credit Agreement dated June 28, 1999 among Mariner Energy, Inc. and the banks party thereto, and all indebtedness, liabilities and obligations of Mariner Energy, Inc., evidenced by such credit agreement, as such agreement may be amended, renewed, extended, supplemented, restated, refinanced, increased, or otherwise modified from time to time, including without limitation, as such agreement may be refinanced with and increased by different lenders under a different agreement.

     "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture, limited liability company or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

     "Taxes" shall have the meaning assigned such term in Section 4.03(a).

     Section 1.03 Accounting Terms and Determinations. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, and all financial records shall be maintained in accordance with GAAP applied on a consistent basis.


                                   ARTICLE II
                              Loan and Commitments

Section 2.01      Loan.
                        ----

     (a) Loan. The Loan shall be made in Advances and Interest Payment Advances in an aggregate amount not to exceed the Commitment. The first Advance, in the amount of $30,885,800, shall be made on the Closing Date and applied to (i) the payment of the fee described in the Fee Letter and (ii) a contribution by the Borrower to Mariner Energy, Inc. for its general corporate purposes. Another Advance shall be made on May 1, 2000, in an amount equal to $81,114,200 and applied to (i) repay the then outstanding principal amount of the Existing Term Loan plus interest accrued thereon (ii) repay the outstanding principal amount of the Revolver and (iii) pay the fee described in the Fee Letter. Any amount of the second Advance remaining after the applications described in the preceding sentence shall be used for general corporate purposes or contributed to Mariner Energy, Inc. for its general corporate purposes.

     (b) Interest Payment Advances. It is intended that any and all interest payments due on the Loan before the Final Maturity Date shall, except to the extent the Borrower makes such interest payment from other sources, be paid with the proceeds of an Interest Payment Advance on each interest payment date in an amount equal to such interest payment. No borrowing request shall be necessary to permit the Lender to make any Interest Payment Advances to pay interest on the Note.

     (c) Not a Revolving Facility. Loan payments may not be reborrowed.

     Section 2.02 Warrants.

     In further consideration for Lender entering into this Agreement, Borrower will on the Closing Date issue to Lender two warrants (the "Warrants") in the form of Exhibits B-1 and B-2 hereto, one covering 600,000 and the other 300,000 Common Shares (as defined in Section 7.01) with an initial exercise price of $.01 per share. Pursuant to the provisions of Section E.4 of the Amended and Restated Shareholders Agreement among Borrower and the other parties thereto dated as of October 12, 1998 (the "Shareholders Agreement") 100% of the shareholders of the Borrower have executed a Waiver and Consent Regarding Preemptive Rights in the form attached as Exhibit C hereto in connection with the issuance of the Warrants. Borrower agrees that the registration rights that Lender (formerly known as Enron Capital & Trade Resources Corp. ("ECT")) has under the Shareholders Agreement shall apply to any and all Common Shares acquirable upon the exercise of the Warrants.

     Section 2.03 Note.

     The Loan shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A hereto dated as of the Closing Date, payable to the order of the Lender and otherwise duly completed. The date, amount of each Advance and each Interest Payment Advance, interest rate, and all payments made on account of the principal on the Note, shall be recorded by the Lender on its books for the Note, and, prior to any transfer, endorsed by the Lender on the schedule attached to the Note or any continuation thereof. Such records shall be deemed conclusive absent manifest error.

     Section 2.04 Prepayments.

     (a) Optional Prepayments. The Borrower may prepay the Loan upon not less than three (3) Business Day's prior written notice to the Lender, which notice shall specify the prepayment date (which shall be a Business Day). Such prepayments shall be in the minimum principal amount of $1,000,000 and in integral multiples of $100,000, or in the aggregate unpaid principal amount of the Loan outstanding. Upon such prepayment, all accrued and unpaid interest with respect to the prepaid principal amount of the Loan is due and payable by the Borrower to the Lender on the date of such prepayment.

     (b)   Mandatory   Prepayments.   The   Borrower   shall  prepay  the  Loan:
---------------------

          (i) in whole or in part, together with interest accrued thereon, from the net cash proceeds received by the Borrower with respect to the securities offering effected on the IPO Date, within one Business Day after the IPO Date; and

          (ii) in whole or in part, together with interest accrued thereon, from the net cash proceeds of Refunding Debt or sale of equity (other than in an initial public offering) within one Business Day after the date any Refunding Debt is incurred or such sale is consummated.

     Any partial prepayment shall be applied first to accrued, unpaid interest on and then to the principal of the Note. Prepayments permitted or required under Section 2.04 shall be without premium or penalty.

                                   ARTICLE III
                       Payments of Principal and Interest

     Section 3.01 Repayment of Loan. Subject to the prepayments permitted or required by Section 2.04, the Borrower will pay to the Lender the entire outstanding principal balance of the Loan on the Final Maturity Date.

      Section 3.02      Interest.

     (a) The Borrower will pay to the Lender interest on the unpaid principal amount of each Advance and Interest Payment Advance, for the period commencing on the date each such advance is funded to but excluding the date each such advance plus interest thereon shall be paid in full at the rate of 15% per annum.

     (b) Notwithstanding the foregoing, the Borrower will pay to the Lender interest at the Post-Default Rate on any principal of the Loan, and (to the fullest extent permitted by law) on any other amount payable by the Borrower hereunder or under the Note which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until the same is paid in full.

     (c) Accrued and unpaid interest on the Loan shall be payable semiannually on the last Business Day of each April and October, commencing October 30, 2000, and at maturity (whether by acceleration or otherwise), and after maturity, on demand.

     (d) Each determination by the Lender of an interest payment or fee hereunder shall, except in cases of manifest error, be final, conclusive and binding on the parties.

                                   ARTICLE IV
                          Payments; Computations; Etc.

     Section 4.01 Payments.

     All payments of principal, interest and other amounts to be made by the Borrower under this Agreement and the Note shall be made in Dollars, in immediately available funds, to the Lender at CitiBank N.A., New York, New York, ABA No. 021000089 for the account of ECT Finance, Account No. 4067-3621, Re:
Mariner, not later than 11:00 a.m. (New York time) on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Such payments shall be made without (to the fullest extent permitted by applicable law) defense, set-off or counterclaim. All payments shall be applied first to interest and then to principal.

      Section 4.02  Computations.

     Interest on the Loan shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, unless such calculation would exceed the Highest Lawful Rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be.

      Section 4.03  Taxes.

     (a) Payments Free and Clear. Any and all payments by the Borrower hereunder shall be made, in accordance with Section 4.01, free and clear of, and without deduction for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, taxes imposed on Lender's income, and franchise or similar taxes imposed on the Lender, by (i) any jurisdiction (or political subdivision thereof) of which the Lender, is a citizen or resident, (ii) the jurisdiction (or any political subdivision thereof) in which the Lender is organized, or (iii) any jurisdiction (or political subdivision thereof) in which the Lender is presently or hereafter doing business which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lender (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.03) the Lender shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

     (b) Other Taxes. In addition, to the fullest extent permitted by applicable law, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").

     (c) INDEMNIFICATION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER WILL INDEMNIFY THE LENDER FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, BUT NOT LIMITED TO, ANY TAXES OR OTHER TAXES IMPOSED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS SECTION 4.03) PAID BY THE LENDER, AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED UNLESS THE PAYMENT OF SUCH TAXES WAS NOT CORRECTLY OR LEGALLY ASSERTED AND THE LENDER'S PAYMENT OF SUCH TAXES OR OTHER TAXES WAS THE RESULT OF ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. ANY PAYMENT PURSUANT TO SUCH INDEMNIFICATION SHALL BE MADE WITHIN THIRTY (30) DAYS AFTER THE DATE THE LENDER MAKES WRITTEN DEMAND THEREFOR. IF THE LENDER RECEIVES A REFUND OR CREDIT IN RESPECT OF ANY TAXES OR OTHER TAXES FOR WHICH THE LENDER HAS RECEIVED PAYMENT FROM THE BORROWER IT SHALL PROMPTLY NOTIFY THE BORROWER OF SUCH REFUND OR CREDIT AND SHALL, IF NO DEFAULT HAS OCCURRED AND IS CONTINUING, WITHIN THIRTY (30) DAYS AFTER RECEIPT OF A REQUEST BY THE BORROWER (OR PROMPTLY UPON RECEIPT, IF THE BORROWER HAS REQUESTED APPLICATION FOR SUCH REFUND OR CREDIT PURSUANT HERETO), PAY AN AMOUNT EQUAL TO SUCH REFUND OR CREDIT TO THE BORROWER WITHOUT INTEREST (BUT WITH ANY INTEREST SO REFUNDED OR CREDITED), PROVIDED THAT THE BORROWER, UPON THE REQUEST OF THE LENDER, AGREES TO RETURN SUCH REFUND OR CREDIT (PLUS PENALTIES, INTEREST OR OTHER CHARGES) TO THE LENDER IN THE EVENT THE LENDER IS REQUIRED TO REPAY SUCH REFUND OR CREDIT.

                                    ARTICLE V
                                Capital Adequacy

      Section 5.01      Capital Adequacy; Additional Costs.

     (a) Capital Adequacy. The Borrower shall pay directly to the Lender from time to time on request such amounts as the Lender may reasonably determine to be necessary to compensate it or its parent or holding company for any costs ("Additional Costs") which it determines are attributable to the maintenance by it or its parent or holding company pursuant to any Governmental Requirement following any Regulatory Change, of capital in respect of the Note or the Advances (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of the Lender or its parent or holding company to a level below that which the Lender or its parent or holding company could have achieved but for such Governmental Requirement). The Lender will notify the Borrower that the Lender is entitled to compensation pursuant to this Section 5.01(a) as promptly as practicable after it determines to request such compensation.

     (b) Compensation Procedure. If Lender notifies the Borrower of the incurrence of Additional Costs under this Section 5.01, such notice to the Borrower shall set forth the basis and amount of its request for compensation. Determinations and allocations by the Lender for purposes of this Section 5.01 of the effect of capital maintained pursuant to Section 5.01(c), on its costs or rate of return of maintaining the Advances or its obligation to make the Advances, or on amounts receivable by it in respect of the Advances, and of the amounts required to compensate the Lender under this Section 5.01, shall be conclusive and binding for all purposes, provided that such determinations and allocations are made on a reasonable basis. Any request for additional compensation under this Section 5.01 shall be paid by the Borrower within thirty
(30) days of the receipt by the Borrower of the notice described in this Section 5.01(b).


                                   ARTICLE VI
                                    Covenants

      Section 6.01  Financial   Covenants.

     So long as the Loan remains unpaid, the Borrower shall:

     (a) Cash Flow Coverage Ratio. Maintain for itself and its Subsidiaries on a consolidated basis and for each twelve month period ending on the last day of each fiscal quarter, a ratio of (i) EBITDA to (ii) the sum of (A) interest expense of the Borrower and its Subsidiaries on a consolidated basis during such period (including interest expense accrued during such period whether or not paid) plus (B) maintenance capital expenditures of the Borrower and its Subsidiaries on a consolidated basis during such twelve month period plus (C) cash taxes paid by or on behalf of the Borrower and its Subsidiaries on a consolidated basis during such period of at least 1.25 to 1.00. For purposes of this Section 6.01(a), "maintenance capital expenditures" shall mean the annual capital expenditures made by the Borrower and its Subsidiaries on a consolidated basis as necessary to maintain proved producing reserves at the levels set forth for the Properties listed in the most recent annual Ryder Scott Company Reserve Report relating to the Company; and

     (b) Interest Coverage Ratio. Maintain for itself and its Subsidiaries on a consolidated basis and for each twelve month period ending on the last day of each fiscal quarter, a ratio of (i) EBITDA to (ii) interest expense of the Borrower and its Subsidiaries on a consolidated basis during such period (including interest expense accrued during such period whether or not paid) of at least 1.65 to 1.00.

      Section 6.02 Limitation on Indebtedness.

     The Borrower shall not, and shall not permit its Subsidiaries to, create, incur, assume or suffer to exist any consolidated Indebtedness other than consolidated Indebtedness outstanding on the Closing Date, Refunding Debt, the Loan and the Senior Indebtedness.


                                   ARTICLE VII
                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

      The Borrower represents and warrants to the Lender as follows:

      Section 7.01  Organization,  Standing and Power.

     The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own its properties and carry on its business as now being conducted.

      Section 7.02  Capital Structure.

     (a) The authorized equity securities of the Borrower (the "Company Securities") consists of 50,000,000 common shares, par value $.01 per share (the "Common Shares"), and 1,000,000 preferred shares, $.01 par value per share (the "Preferred Shares"), of which as of the date hereof, (A) 13,928,304 Common Shares are issued and outstanding, (B) 2,228,304 Common Shares have been authorized and reserved for issuance under employee option and other plans, (C) 0 Common Shares are held by the Borrower in its treasury. Except as described in this Section 7.02, the Borrower has no authorized, issued or outstanding Company Securities as of the date of this Agreement.

     (b) There are no outstanding convertible securities, warrants, share or stock options, share or stock appreciation rights or other rights to receive or purchase any Company Securities of the Borrower except as described in Section 7.02(a)(B) and in connection with the Existing Term Loan (such convertible securities, warrants, share or stock options, share or stock appreciation rights or other rights disclosed thereon, collectively, the "Borrower Options"). Except for the Borrower Options and except as provided in this Agreement and the Warrants, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Borrower or any of its Subsidiaries is a party or by which any of them is bound obligating the Borrower or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, any equity securities of the Borrower or of any of its Subsidiaries or obligating the Borrower or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.

     (c) All outstanding Common Shares which may be issued upon exercise of the Warrants will be, when issued in accordance with the terms of the Warrants, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive or similar rights.

      Section 7.03      Authority; No Violations; Approvals.

     (a) The Borrower has all requisite power and authority to enter into this Agreement and to consummate each of the transactions and perform each of the obligations contemplated hereby and thereby. The execution and delivery of this Agreement and the Warrants and the consummation of each of the transactions and the performance of each of the obligations contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Borrower. This Agreement has been, and, on the Closing Date the Warrants will be, duly executed and delivered by the Borrower. This Agreement and the Warrants constitute valid and binding obligations of the Borrower enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (b) The execution and delivery of this Agreement and the Warrants does not, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not, conflict with, require the consent of any other Person to or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to the loss of any material benefit under, or give rise to a right of purchase under, result in the creation of any lien upon any of the material properties or assets of the Borrower or its Subsidiaries under, or otherwise result in a material detriment to the Borrower or its Subsidiaries under, any provision of (A) any organizational documents of the Borrower or any of its Subsidiaries, (B) any loan or credit agreement, note, bond, mortgage, indenture, lease, instrument, permit, concession, franchise, license or other contract or agreement, arrangement or understanding to which the Borrower or any of its Subsidiaries is a party or otherwise is bound or by which any of them or their respective properties are bound, (C) any joint venture or other ownership arrangement to which the Borrower or any of its Subsidiaries is a party or otherwise is bound or by which any of them or their respective properties are bound or (D) any Governmental Requirement applicable to the Borrower or any of its Subsidiaries or any of their respective properties or assets.

     (c) No approval, consent or filing with or from any Governmental Authority is required by or with respect to the Borrower or any of its Subsidiaries in connection with the execution and delivery of this Agreement or the Warrants by the Borrower or the consummation by the Borrower of the transactions contemplated hereby or thereby.


                                  ARTICLE VIII
                           Events of Default; Remedies

      Section 8.01     Events of Default.

     One or more of the following events shall constitute an "Event of Default":

     (a) the Borrower shall default in the payment or prepayment when due of (i) any principal of or interest on the Loan or any fees in respect thereof; or

     (b) the Borrower shall default in the performance of any other covenant on the part of the Borrower to be performed hereunder, and such default continues for a period of thirty (30) days after receipt of written notice from the Lender of such default; or

     (c) the Borrower or any of its Subsidiaries shall admit in writing its inability to, or be generally unable to, pay their respective debts as such debts become due; or

     (d) the Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its Property,
(ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code (as now or hereafter in effect), or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

     (e) a proceeding or case shall be commenced, without the application or consent of the Borrower or any of its Subsidiaries, as applicable, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or such Subsidiary of all or any substantial part of its assets, or
(iii) similar relief in respect of the Borrower or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or (iv) an order for relief against the Borrower or such Subsidiary shall be entered in an involuntary case under the Federal Bankruptcy Code (as now or hereafter in effect); or

     (f) a judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate shall be rendered by a court against the Borrower or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the Borrower or such Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

     (g) proceeds from the issuance of any Refunding Debt are not used to repay the Loan; or

     (h) the Borrower or any of its Subsidiaries becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended; or

     (i) the Borrower or any of its Subsidiaries becomes a "holding company", a "subsidiary company" of a "holding company", an "affiliate" of a "holding company", or an "affiliate" of a "subsidiary company" of a "holding company", in each case, as such terms are defined in the Public Utility Holding Company Act of 1935, as amended; or

     (j) the Borrower or any of its Subsidiaries shall:

          (i) fail to make any payment or payments of any Indebtedness when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or

          (ii) fail to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument evidencing Indebtedness (other than any failure to perform any term contemplated by sub-clause (i) hereof) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, if, in either case, the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, the maturity of any Indebtedness (other than Indebtedness in respect of the Loan or this Agreement), and any obligee (or obligees) of such Indebtedness has or have claimed a default thereunder, and has or have not waived in writing the Borrower's or the Borrower's Subsidiaries' obligation to such performance or observance.

      Section 8.02      Remedies.

     (a) In the case of an Event of Default other than one referred to in clauses (c), (d) or (e) of Section 8.01, the Lender may, by notice to the Borrower, declare the principal amount then outstanding of, and the accrued interest on, the Loan and all other amounts payable by the Borrower hereunder and under the Note to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

     (b) In the case of the occurrence of an Event of Default referred to in clauses (c), (d) or (e) of Section 8.01, the principal amount then outstanding of, and the accrued interest on, the Loan and all other amounts payable by the Borrower hereunder and under the Note shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

     (c) All proceeds received after maturity of the Note, whether by acceleration or otherwise shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement; second to accrued interest on the Note; third to principal outstanding on the Note; and, to the extent of any excess, to the Borrower or as otherwise required by any Governmental Requirement.


                                   ARTICLE IX
                                  Miscellaneous

     Section 9.01 Waiver.

     No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or the Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     Section 9.02 Notices.

     All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by telex, telecopy, courier or U.S. Mail or in writing and telexed, telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted, if transmitted before 1:00 p.m. local time on a Business Day (otherwise on the next succeeding Business Day) by telex or telecopier and evidence or confirmation of receipt is obtained, or personally delivered or, in the case of a mailed notice, on the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

     Section 9.03 Payment of Expenses, Indemnities, etc. The Borrower agrees:

     (a) To pay all reasonable expenses of the Lender, in its capacity as Lender hereunder, but not in any other capacity, in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Lender with respect thereto) of, and in connection with the negotiation, syndication, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, this Agreement and any amendment, waiver or consent relating thereto (including, without limitation, travel, photocopy, mailing, courier, telephone and other similar expenses of the Lender, the cost of environmental audits, surveys and appraisals at reasonable intervals, the reasonable fees and disbursements of counsel and other outside consultants for the Lender and, in the case of enforcement, the reasonable fees and disbursements of counsel for the Lender), and to reimburse promptly the Lender for all amounts expended, advanced or incurred by the Lender to satisfy any obligation of the Borrower under this Agreement;

     (b) TO INDEMNIFY THE LENDER AND ITS AFFILIATES (OTHER THAN THE BORROWER AND ITS SUBSIDIARIES) AND EACH OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") FROM, HOLD EACH OF THEM HARMLESS AGAINST AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, THE INDEMNITY MATTERS WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (I) ANY ACTUAL OR PROPOSED USE BY THE BORROWER OR ANY OF ITS SUBSIDIARIES OF THE PROCEEDS OF THE LOAN, OTHER THAN INDEMNITY MATTERS SOUGHT AGAINST THE INDEMNIFIED PARTIES BY ANY THIRD PARTY FOR USURPATION OF A CORPORATE OPPORTUNITY OF SUCH THIRD PARTY, (II) THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT BY BORROWER, (III) THE OPERATIONS OF THE BUSINESS OF THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (IV) THE FAILURE OF THE BORROWER OR ANY OF ITS SUBSIDIARIES TO COMPLY WITH THE TERMS OF THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM AND INCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY, BUT EXCLUDING ALL INDEMNITY MATTERS ARISING SOLELY BY REASON OF CLAIMS OF THE LENDER'S SHAREHOLDERS AGAINST THE LENDER OR BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF THE INDEMNIFIED PARTY; AND

     (c) TO INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT (I) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER, ANY OF ITS SUBSIDIARIES OR ANY OF THEIR RESPECTIVE PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR RESPECTIVE PROPERTIES, (II) AS A RESULT OF THE BREACH OR NON-COMPLIANCE BY THE BORROWER OR ANY OF ITS SUBSIDIARIES WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR SUCH SUBSIDIARY, (III) DUE TO PAST OWNERSHIP BY THE BORROWER OR ANY OF ITS SUBSIDIARIES OF ANY OF THEIR RESPECTIVE PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR RESPECTIVE PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (IV) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (V) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THIS AGREEMENT, PROVIDED, HOWEVER, NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 9.03(C) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING FROM THE ACTS OR OMISSIONS OF THE LENDER DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS SHALL HAVE OBTAINED POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE).

     (d) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the maximum potential claims against the Indemnified Party to be indemnified pursuant to this Section 9.03.

     (e) In the case of any indemnification hereunder, the Lender shall give notice to the Borrower of any such claim or demand being made against the Indemnified Party and the Borrower shall have the non-exclusive right to join in the defense against any such claim or demand provided that if the Borrower provides a defense, the Indemnified Party shall bear its own cost of defense unless there is a conflict between the Borrower and such Indemnified Party.

     (f) THE FOREGOING INDEMNITIES SHALL EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES. TO THE EXTENT THAT AN INDEMNIFIED PARTY IS FOUND TO HAVE COMMITTED AN ACT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, THIS CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL CONTINUE BUT SHALL ONLY EXTEND TO THE PORTION OF THE CLAIM THAT IS DEEMED TO HAVE OCCURRED BY REASON OF EVENTS OTHER THAN THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY.

     (g) The Borrower's obligations under this Section 9.03 shall survive any termination of this Agreement and the payment of the Note and shall continue thereafter in full force and effect.

     (h) The Borrower shall pay any amounts due under this Section 9.03 within thirty (30) days of the receipt by the Borrower of notice of the amount due.

     Section 9.04 Amendments, Etc.

     Any provision of this Agreement may be amended, modified or waived with the Borrower's and the Lender's prior written consent.

     Section 9.05 Successors and Assigns.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 9.06 Assignments and Participations.

     (a) The Borrower may not assign its rights or obligations hereunder or under the Note without the prior consent of the Lender.

     (b) The Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement. Any assignment will become effective upon the execution and delivery of the assignment to the Borrower. Upon receipt and acceptance of such executed assignment, the Borrower, will, at the Lender's expense, execute and deliver a new Note to each of the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear. Upon the effectiveness of any assignment pursuant to this
Section 9.06(b), the assignee will become a "Lender," if not already a "Lender," for all purposes of this Agreement. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" hereunder except that its rights under Sections 5.01, 5.05 and 9.03 shall not be affected).

     (c) The Lender may transfer, grant or assign participations in all or any part of its interests hereunder pursuant to this Section 9.06(c) to any Person, provided that: (i) the Lender shall remain the "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Lender" hereunder; and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of any provision of this Agreement or the Note, except to the extent such amendment or waiver would (x) extend the Final Maturity Date or (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or fees applicable to the Loan in which such participant is participating, or postpone the payment of any thereof. In the case of any such participation, the participant shall not have any rights under this Agreement (the participant's rights against the Lender in respect of such participation to be those set forth in the agreement creating such participation), and all amounts payable by the Borrower hereunder shall be determined as if the Lender had not sold such participation, provided that such participant shall be entitled to receive additional amounts under Article V on the same basis as if it were a Lender and be indemnified under Section 9.03 as if it were a Lender.

     (d) The Lender may furnish any information concerning the Borrower in its possession from time to time to assignees and participants (including prospective assignees and participants); provided that any such assignee or participant enters into a confidentiality agreement in form and substance reasonably satisfactory to the Borrower to the effect that such assignee or participant will use such information only for the purposes of such assignment or participation and will maintain the confidentiality of such information.

     Section 9.07 Invalidity.

     In the event that any one or more of the provisions contained in the Agreement or the Note shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of such documents.

     Section 9.08 Counterparts.

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 9.09 References.

     The words "herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a Section shall be deemed to refer to the applicable Section of this Agreement unless otherwise stated herein. Any reference herein to an exhibit or schedule shall be deemed to refer to the applicable exhibit or schedule attached hereto unless otherwise stated herein.

     Section 9.10 Survival.

     The obligations of the parties under Section 4.03, Article V, and Section
9.03 shall survive the repayment of the Loan. To the extent that any payments of the Loan or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the portion of the Loan so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Lender's liens, security interests, rights, powers and remedies under this Agreement shall continue in full force and effect.

     Section 9.11 Captions.

     Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     Section 9.12 NO ORAL AGREEMENTS.

     THIS AGREEMENT AND THE NOTE EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE NOTE.

     Section 9.13 GOVERNING LAW; WAIVERS; ARBITRATION.

     (a) THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     (b) EACH OF THE BORROWER AND THE LENDER HEREBY (I) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (II) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND
(III) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 9.13.

     (c) ANY ACTION, DISPUTE, CLAIM OR CONTROVERSY OF ANY KIND BETWEEN THE BORROWER AND THE LENDER ARISING OUT OF, OR PERTAINING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (A "DISPUTE") SHALL BE RESOLVED BY BINDING ARBITRATION IN ACCORDANCE WITH THE TERMS HEREOF. ANY PARTY MAY, BY SUMMARY PROCEEDINGS, BRING AN ACTION IN COURT TO COMPEL ARBITRATION OF ANY DISPUTE. ANY ARBITRATION SHALL BE ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION ("AAA") IN ACCORDANCE WITH THE TERMS OF THIS SECTION, THE COMMERCIAL ARBITRATION RULES OF THE AAA, AND, TO THE MAXIMUM EXTENT APPLICABLE, THE FEDERAL ARBITRATION ACT. JUDGMENT ON ANY AWARD RENDERED BY AN ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY ARBITRATION SHALL BE CONDUCTED BEFORE A THREE PERSON PANEL OF ARBITRATORS. SUCH PANEL SHALL CONSIST OF ONE PERSON DESIGNATED BY THE BORROWER, ONE DESIGNATED BY THE LENDER AND ONE DESIGNATED BY THE NOMINEES OF THE BORROWER AND THE LENDER (COLLECTIVELY, THE "ARBITRATORS"). SUCH ARBITRATORS DESIGNATED BY EACH OF THE BORROWER AND THE LENDER DO NOT HAVE TO BE NEUTRAL. IF EITHER OF THE BORROWER OR THE LENDER FAILS TO DESIGNATE AN ARBITRATOR WITHIN TEN
(10) DAYS AFTER THE FILING OF THE DISPUTE WITH THE AAA, OR EITHER OF THE BORROWER'S OR THE LENDER'S ARBITRATORS FAILS TO DESIGNATE A THIRD ARBITRATOR WITHIN THIRTY (30) DAYS AFTER THEIR APPOINTMENTS, SUCH PARTY-APPOINTED ARBITRATOR AND THE THIRD ARBITRATOR, AS APPLICABLE, SHALL BE APPOINTED BY THE AAA. ANY ARBITRATION PROCEEDING HEREUNDER SHALL BE CONDUCTED IN HOUSTON, TEXAS AND SHALL BE CONCLUDED WITHIN 180 DAYS OF THE FILING OF THE DISPUTE WITH THE AAA. THE ARBITRATORS SHALL BE EMPOWERED TO AWARD SANCTIONS AND TO TAKE SUCH OTHER ACTIONS AS THEY DEEM NECESSARY, TO THE SAME EXTENT A JUDGE COULD IMPOSE SANCTIONS OR TAKE SUCH OTHER ACTIONS PURSUANT TO THE FEDERAL RULES OF CIVIL PROCEDURE AND APPLICABLE LAW. NO AWARD BY THE ARBITRATORS SHALL ASSESS CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES BUT MAY ASSESS COSTS AND EXPENSES IN A MANNER DEEMED EQUITABLE. THE ARBITRATORS SHALL MAKE SPECIFIC WRITTEN FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE DECISION OF THE ARBITRATORS SHALL BE FINAL AND BINDING ON EACH PARTY. ALL FEES OF THE ARBITRATORS AND ANY ENGINEER, ACCOUNTANT OR OTHER CONSULTANT ENGAGED BY THE ARBITRATORS, SHALL BE PAID BY THE BORROWER AND THE LENDER AS AWARDED BY THE ARBITRATORS.

     Section 9.14 Interest.

     It is the intention of the parties hereto that Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to the Lender under laws applicable to it (including the laws of the United States of America or any other jurisdiction whose laws may be mandatorily applicable to the Lender notwithstanding the other provisions of this Agreement, or the laws of the State of Texas if the choice of New York law is not given effect notwithstanding Section 35.51 of the Texas Business and Commerce Code and Section 5.1401 of the New York General Obligations Law), then, in that event, notwithstanding anything to the contrary in this Agreement or the Note or any agreement entered into in connection with or as security for the Loan, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Lender that is contracted for, taken, reserved, charged or received by the Lender in connection with the Loan shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by the Lender on the principal amount of the Loan (or, to the extent that the principal amount of the Loan shall have been or would thereby be paid in full, refunded by the Lender to the Borrower); and (ii) in the event that the maturity of the Loan is accelerated resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by the Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Lender on the principal amount of the Loan (or, to the extent that the principal amount of the Loan shall have been or would thereby be paid in full, refunded by the Lender to the Borrower). All sums paid or agreed to be paid to the Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to the Lender, be amortized, prorated, allocated and spread throughout the full term of the Loan evidenced by the Note until payment in full so that the rate or amount of interest on account of the Loan hereunder does not exceed the maximum amount allowed by such applicable law.

     Section 9.15 EXCULPATION PROVISIONS.

     EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

     The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                           MARINER ENERGY LLC



                                       /s/ Frank A. Pici
                                       ---------------------------------------
                                    Name:  Frank A. Pici
                                    Title:  Chief Financial Officer

                                          Address for Notices:

                                    580 WestLake Park Blvd.
                                    Suite 1300
                                    Houston, Texas 77079

                                    Telecopier No.:  (281) 584-5690
                                    Telephone No.:  (281) 584-5540
                                    Attention:  VP, Finance and CFO


LENDER:                             ENRON NORTH AMERICA CORP.



                                       /s/ Douglas B. Dunn
                                       ---------------------------------------
                                    Name:  Douglas B. Dunn
                                    Title:  Vice President


                                    Address for Notices:

                                    1400 Smith Street
                                    Houston, Texas  77002

                                    Telecopier No.:  (713) 646-3602
                                    Telephone No.:  (713) 853-5259
                                    Attention:  Donna Lowry







                                    EXHIBIT A

                                  FORM OF NOTE

                                                                  March 21, 2000

     FOR VALUE RECEIVED, MARINER ENERGY LLC, a Delaware limited liability company (the "Borrower") hereby promises to pay to the order of ENRON NORTH AMERICA CORP. or its designees (the "Lender"), at New York, New York, or such other location as the Lender may hereafter specify, the principal sum equal to the Advances and Interest Payment Advances (as those terms are defined in the Loan Agreement (defined below)) in lawful money of the United States of America and in immediately available funds, on the date and in the principal amount provided in the Loan Agreement (defined below), and to pay interest at such location, in like money and funds, at the rate per annum and on the dates provided in the Loan Agreement.

     In addition to and cumulative of any payments permitted or required to be made against this Note pursuant to the Loan Agreement, this Note, including all principal and accrued interest then unpaid, shall be due and payable on the Final Maturity Date. All payments shall be applied first to accrued interest and the balance to principal, except as otherwise expressly provided in the Loan Agreement. Prepayments on this Note shall be applied in the manner set forth in the Loan Agreement.

     This Note is the Note referred to in that certain Term Loan Agreement of even date herewith between the Borrower and the Lender and evidences the Loan made by the Lender thereunder (such Agreement as the same may be amended or supplemented from time to time, the "Loan Agreement"). Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement.

     The Lender is hereby authorized by the Borrower to endorse on Schedule A (or a continuation thereof) attached to this Note the date and the amount of each Advance, Interest Payment Advance, and payment or prepayment of principal of the Loan received by the Lender, provided that any failure by the Lender to make any such endorsement shall not affect the obligations of the Borrower under the Loan Agreement or under this Note in respect of the Loan.

     This Note is issued pursuant to the Loan Agreement and is entitled to the benefits provided for in the Loan Agreement. All of the terms of the Loan Agreement, including without limitation, the usury savings provisions thereof, are incorporated herein by this reference. The Loan Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of the Loan upon the terms and conditions specified therein and other provisions relevant to this Note.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                          MARINER ENERGY LLC



                                          /s/ Frank A. Pici
                                             ---------------------------------
                                          Name:  Frank A. Pici
                                          Title:  Chief Financial Officer









                                   SCHEDULE A

     This Note evidences the Loan made by the Lender with respect to the Loan under the within-described Loan Agreement to the Borrower, in the principal amounts set forth below, subject to the payments of principal set forth below:



                  Principal
                  Amount of
Date Advances     Advances
 or Interest         or                                              Loan
   Payment        Interest        Date of Payment   Amount Paid     Balance
   Advances        Payment         or Prepayment    or Prepaid    Outstanding
                  Advances
---------------  ------------     ----------------  ------------  ------------


March 21, 2000   $30,855,800                                      $30,855,800
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